UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 29, 2009
(Date of Report/Date of Earliest Event Reported)
American Airlines, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-2691 (Commission File Number)	13-1502798 (I.R.S. Employer Identification No.)
4333 Amon Carter Blvd.
Fort Worth, Texas 76155
(Address of principal executive offices)
Registrant’s telephone number, including area code: (817) 963-1234
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-23

Item 8.01. Other Events
Attached hereto as Exhibit 23 is the consent of Ernst & Young LLP to the incorporation by reference of its reports contained in American Airlines, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 into the Form S-3 Registration Statement (Registration No. 333-136563) of American Airlines, Inc., and in the related Prospectus.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
          The following exhibit is attached as part of this Current Report on Form 8-K:
          23. Consent of Independent Registered Public Accounting Firm.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Airlines, Inc.
Date: June 29, 2009	By:	/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary